Defiance Nasdaq Junior Biotechnology ETF Trading Symbol: IBBJ	Summary Prospectus July 31, 2020
Listed on The NASDAQ Stock Market, LLC	www.defianceetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated April 30, 2020, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.defianceetfs.com/ibbj. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
IMPORTANT NOTE: Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future Fund shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to inform them if you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective
The Defiance Nasdaq Junior Biotechnology ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the NASDAQ Junior Biotechnology Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.45%
* Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$46	$144

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
NASDAQ Junior Biotechnology Index
The Index is a rules-based index that consists of a portfolio of the stock of U.S.-listed small capitalization (“junior”) biotechnology companies (collectively, “Junior Biotech Companies”). Junior Biotech Companies may be focused on a variety of niches within the biotechnology space, including genomics, DNA technology, genetic engineering, and molecular biology.
The companies included in the Index are screened from the universe of the NASDAQ Junior Biotechnology Index to identify companies that are classified in the Biotechnology Subsector according to the Industry Classification Benchmark. Universe constituents are subject to meeting investibility requirements, including a minimum market capitalization of $150 million, a minimum three-month average daily dollar trading volume of $100,000, and a minimum free float (i.e., the proportion of shares that are publicly available) of 20%. Additionally, Index constituents must have a market capitalization in the bottom 10% of market capitalizations of companies included in the NASDAQ Global Index.
The Index is rebalanced and reconstituted semi-annually, effective after the close of trading on the third Friday of each March and September. The Index is generally expected to be composed of approximately 200 constituents. At the time of each rebalance and reconstitution of the Index, each constituent is market capitalization-weighted.
The Index was established in 2020 and is owned by Nasdaq Global Indexes (the “Index Provider”).
The Fund’s Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in junior biotechnology companies. For purposes of the foregoing policy, the Fund defines “junior” companies to mean companies with a market capitalization of less than US$5 billion as of the most recent rebalance or reconstitution of the Index. Additionally, the Fund defines “biotechnology companies” to be those that were in the Biotechnology Subsector according to the Industry Classification Benchmark as of the most recent rebalance or reconstitution of the Index. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index is expected to be concentrated in biotechnology companies.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”
•Biotechnology Investment Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be affected significantly by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and development and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable and may not necessarily lead to commercially successful products. Governmental regulation may delay or inhibit the release of new products, and the process for obtaining regulatory approval for products is long, costly, and unpredictable. Biotechnology companies may be adversely affected by government regulation and changes in reimbursement rates. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products.
•Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on The Nasdaq Stock Market LLC, (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Market Capitalization Risk
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

•Passive Investment Risk. The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.defianceetfs.com.
Portfolio Management

Adviser	Defiance ETFs, LLC
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers
Dustin Lewellyn, CFA, Managing Director of Penserra; Ernesto Tong, CFA, Managing Director of Penserra; and Anand Desai, Associate of Penserra have been portfolio managers of the Fund since its inception in 2020.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.defianceetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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